GLOBAL AI, Inc.

Global Equity Incentive Plan (2026)

1. Name And Purpose.

1.1 This plan, which has been adopted by the Board of Directors of Global AI, Inc. (the “Corporation”), shall be known as the Global AI, Inc. Global Equity Incentive Plan (2026), as amended from time to time (the “Plan”).

1.2 The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Service Providers of the Corporation and its Affiliates and subsidiaries, if any, and to promote the Corporation’s business by providing such individuals with opportunities to receive Awards pursuant to the Plan and to strengthen the sense of common interest between such individuals and the Corporation’s stockholders.

1.3 Awards granted under the Plan to Service Providers in various jurisdictions may be subject to specific terms and conditions for such grants may be set forth in one or more separate appendix to the Plan, as may be approved by the Board of Directors of the Corporation, and to the extent required by the stockholders of the Corporation, from time to time.

2. Definitions.

2.1 Terms Generally. Except when otherwise indicated by the context, (i) the singular shall include the plural and the plural shall include the singular; (ii) any pronoun shall include the corresponding masculine, feminine and neuter forms; (iii) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth therein or herein), (iv) references to any law, constitution, statute, treaty, regulation, rule or ordinance, including any section or other part thereof shall refer to it as amended from time to time and shall include any successor thereof, (v) reference to a “corporation” or “entity” shall include a, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof, and reference to a “person” shall mean any of the foregoing or an individual, (vi) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Plan in its entirety, and not to any particular provision hereof, (vii) all references herein to Sections shall be construed to refer to Sections to this Plan; (viii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; and (ix) use of the term “or” is not intended to be exclusive.

2.2 Defined Terms. The following terms shall have the meanings ascribed to them in this Section 2:

“Additional Rights” means any distribution of rights, including an issuance of bonus shares and stock dividends (but excluding cash dividends), in connection with Awards and/or the Shares issued upon exercise or vesting of Awards.

“Administrator” means the Board of Directors or a Committee.

“Affiliate” means, with respect to any person, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such person, including, without limitation, any parent or subsidiary.

“Applicable Exchange” means the Nasdaq Stock Market, the New York Stock Exchange or such other exchange or automated trading system on which the Stock is principally traded at the applicable time.

“Applicable Law” means any applicable law, rule, regulation, statute, pronouncement, policy, interpretation, judgment, order or decree of any federal, provincial, state or local governmental, regulatory or adjudicative authority or agency, of any jurisdiction, and the rules and regulations of any stock exchange, over-the-counter market or trading system on which the Corporation’s Shares are then traded or listed.

“Appendix” means any appendix to the Plan adopted by the Board of Directors containing country-specific or other special terms relating to Awards including additional terms with respect to grants of certain types of equity-based Awards.

“Award” means a grant of Options, Restricted Stock Units or Stock Appreciation Rights or allotment of Shares (including Restricted Stocks) or other equity-based awards under the Plan including any Additional Rights thereunder. All Awards shall be confirmed by an Award Agreement, and subject to the terms and conditions of such Award Agreement.

“Award Agreement” means a written or electronic instrument setting forth the terms applicable to a particular Award.

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“Board of Directors” or “Board” means the board of directors of the Corporation.

“Cause” shall, with regard to each specific Participant, have the same meaning ascribed to such term or a similar term as set forth in any agreements and/or the Participant’s employment agreement or other documents to which the Corporation or any of its parent, subsidiaries and/or Affiliates and the Participant are a party concerning the provision of services by the Participant to the Corporation or any of its parent, subsidiaries and/or Affiliates, or, in the absence of such a definition: (i) the commission of a crime of moral turpitude, unless the Board determines that such conviction will not adversely affect the Corporation or any of its parent, subsidiaries and/or Affiliates, or their reputation, or the ability of the Participant’s to serve the Corporation or any of its parent, subsidiaries and/or Affiliates; (ii) any act of personal dishonesty by the Participant in connection with the Participant’s responsibilities to the Corporation or any of its parent, subsidiaries and/or Affiliates, including, but not limited to, theft, embezzlement, or self-dealing, (iii) any material breach (as determined by the Corporation in its sole discretion) by the Participant engagement in competing activities, any disclosure of confidential information of the Corporation or any of its parent, subsidiaries and/or Affiliates or breach of any obligation not to violate a restrictive covenant; (iv) a material breach of the Participant’s employment agreement or the agreement governing the provision of services by a non-employee Service Provider which are not cured (if curable) within seven (7) days after receipt of written notice thereof; or (v) any other circumstances under which severance pay (or part of them) may be denied from the Participant upon termination of employment under any Applicable Law.

“Change in Control” means each of the following events: (i) a merger (including, a reverse merger and a reverse triangular merger) or consolidation of the Corporation with or into another corporation resulting in such other corporation being the surviving entity or the direct or indirect parent of the Corporation or resulting in the Corporation being the surviving entity and there is a change in the ownership of shares of the Corporation, such that another person or entity owning fifty percent (50%) or more of the outstanding voting power of the Corporation’s securities by virtue of the transaction, (ii) an acquisition of all or a majority of the shares of the Corporation or a purchase by a stockholder of the Corporation or by an Affiliate of such stockholder, of all the shares of the Corporation held by all or substantially all other stockholders or by other stockholders who are not Affiliated with such acquiring party, or (iii) the sale and/or transfer (including by way an exclusive license) of all or substantially all of the assets of the Corporation; or (iv) such other transaction with a similar effect, as shall be determined by the Board.

Notwithstanding the foregoing, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Corporation immediately prior to such transaction or series of transactions continue to own, directly or indirectly, in the same proportions as their ownership in the Corporation, an entity that owns all or substantially all of the assets or voting securities of the Corporation immediately following such transaction or series of transactions.

Notwithstanding the foregoing, if an Award is considered deferred compensation subject to the provisions of Code Section 409A, and if a payment under such Award is triggered upon a “Change of Control,” then the foregoing definition shall be deemed amended as necessary to comply with Code Section 409A.

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“Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

“Committee” means a compensation committee or other committee as may be appointed and maintained by the Board of Directors, in its discretion, to administer the Plan, to the extent permissible under Applicable Law, as amended from time to time.

“Consideration” means with respect to outstanding Awards, the right to receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether shares, cash, or other securities or property) received in the Change in Control by holders of Shares of the Corporation for each Share held on the effective date of the Change in Control (and if holders were offered a choice of consideration, the type of consideration determined by the Administrator, at its sole discretion); provided, however, that if the consideration received in the Change in Control is not solely Shares (or the equivalent), the Administrator may provide for the per Share consideration to be received for an outstanding Award to be solely Shares or other type of awards (or the equivalent) of the successor corporation or its direct or indirect parent equal in fair market value to the per Share consideration received by holders of Shares in the Change in Control, all as determined by the Administrator.

“Consultant” means any entity or individual who (either directly or, in the case of an individual, through his or her employer) is an advisor or consultant to the Corporation or its subsidiary or Affiliate.

“Corporate Charter” means the Articles of Association or Certificate of Incorporation of the Corporation or any similar document, and any subsequent amendments or replacements thereto.

“Disability” shall have the meaning ascribed to such term or a similar term in the Participant’s employment agreement (where applicable), or in the absence of such a definition, the inability of the Participant, in the opinion of a qualified physician acceptable to the Corporation, to perform the major duties of the Participant’s position with the Corporation because of the sickness or injury of the Participant for a consecutive period of 180 days.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

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“Fair Market Value” means a price that is based on the opening, closing, actual, high or low sale price, or the arithmetic mean of selling prices of, a Share, on the Applicable Exchange on the applicable date, the preceding trading day, the next succeeding trading day, or the arithmetic mean of selling prices on all trading days over a specified averaging period weighted by volume of trading on each trading day in the period that is within 30 days before or 30 days after the applicable date, as determined by the Administrator in its discretion; provided that, if an arithmetic mean of prices is used to set a grant price or an exercise price for an Option or Stock Appreciation Right, the commitment to grant the applicable Award based on such arithmetic mean must be irrevocable before the beginning of the specified averaging period in accordance with Treasury Regulation 1.409A-1(b)(5)(iv)(A). The method of determining Fair Market Value with respect to an Award shall be determined by the Administrator and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided that, if the Administrator does not specify a different method, the Fair Market Value of a Share as of a given date shall be the closing sale price as of the trading day immediately preceding the date as of which Fair Market Value is to be determined or, if there shall be no such sale on such date, the next preceding day on which such a sale shall have occurred. If the Stock is not traded on an established stock exchange, the Administrator shall determine in good faith the Fair Market Value in whatever manner it considers appropriate but based on objective criteria. Notwithstanding the foregoing, in the case of the sale of Shares on the Applicable Exchange, the actual sale price shall be the Fair Market Value of such Shares, as of any date, the value of Shares.

“Incentive Stock Option” means an Option which is designated in the applicable Award Agreement as an Incentive Stock Option and is intended to and qualifies as an Incentive Stock Option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Insider” means an officer or a director of the Corporation or any other person whose transactions in Shares are subject to Section 16 of the Exchange Act.

“IPO” means an initial offering of the Corporation’s Shares to the public in an underwritten offering under an applicable registration statement.

“Liquidation” means the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

“Non-statutory Stock Option” means, with respect to any Participant under this Appendix, an Option that is not intended to qualify as an Incentive Stock Option or that does not qualify as an Incentive Stock Option.

“Options” means options to purchase Shares awarded under the Plan subject to the terms and conditions of Section 9.

“Parent” means “Parent” means any corporation that is a “parent corporation” of the Corporation, as defined in Section 424(e) of the Code.

“Participant” means a recipient of an Award hereunder who executes an Award Agreement.

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“Restricted Stocks” means an Award of Shares under this Plan that is subject to the terms and conditions of Section 7.

“Restricted Stock Units” means an Award entitling a Participant to receive Shares under this Plan that is subject to the terms and conditions of Section 8.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means an employee, director, office holder or Consultant of the Corporation or its parent or subsidiary or Affiliate.

“Shares” means shares of common stocks of the Corporation, nominal value US$ 0.001 per share (as adjusted for share split, reverse share split, bonus shares, combination or other recapitalization events), or shares of such other class of shares of the Corporation as shall be designated by the Board in respect of the relevant Award(s). Shares include any securities, property or rights issued or distributed with respect thereto.

“Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

“Subsidiary” means any corporation, which now exists or is hereafter organized or acquired by the Corporation that is a “subsidiary corporation” of the Corporation, as defined in Section 424(f) of the Code.

“Ten Percent Stockholder” shall mean an individual who, at the time an Award is granted, owns Shares possessing more than 10% of the total combined voting power of all classes of Shares of the Corporation, its Parent or its Subsidiaries.

3. Administration of the Plan.

3.1 The Plan will be administered by the Administrator. If the Administrator is a Committee, such Committee will consist of such number of members of the Board of Directors of the Corporation (not less than two in number), as may be determined from time to time by the Board of Directors. The Board of Directors shall appoint such members of the Committee, may from time to time remove members from, or add members to, the Committee, and shall fill vacancies in the Committee however caused.

3.2 The Committee, if appointed, shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall determine. Actions at a meeting of the Committee at which a majority of its members are present or acts approved in writing by all members of the Committee shall be the valid acts of the Committee. The Committee may appoint a secretary, who shall keep records of its meetings and shall make such rules and regulations for the conduct of its business and the implementation of the Plan, as it shall deem advisable, subject to the directives of the Board of Directors and in accordance with Applicable Law.

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3.3 Subject to the general terms and conditions of the Plan, and in particular Section 3.4 below, the Administrator shall have full authority in its discretion, from time to time and at any time, to determine (i) eligible Participants, (ii) grants of Awards, including the number of Options, Shares, Restricted Stock Units or other equity based awards to be covered by each Award, (iii) the time or times at which the Award shall be granted, (iv) the vesting schedule and other terms and conditions applying to Awards, including acceleration provisions, (v) the form(s) of written agreements applying to Awards, (vi) to accelerate, continue, extend or defer the exercisability of any Award or the vesting thereof, including with respect to the period following a Participant’s termination of employment or other service, (vii) the interpretation of this Plan and any Award Agreement and the meaning, interpretation and applicability of terms referred to in Applicable Law, (viii) the Fair Market Value of the Shares or other securities, property or rights, (ix) the authorization and approval of conversion, substitution, cancellation or suspension under and in accordance with this Plan of any or all Awards or Shares, (x) the amendment, modification, waiver or supplement of the terms of each outstanding Award, unless otherwise provided under the terms of this Plan, (xi) to correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Award Agreement and all other determinations and take such other actions with respect to this Plan or any Award as it may deem advisable (to the extent not inconsistent with the provisions of this Plan or Applicable Law), and (xii) any other matter which is necessary or desirable for, or incidental to, the administration of the Plan and the granting of Awards. The Board of Directors may, in its sole discretion, delegate some or all of the powers listed above to the Committee, to the extent permitted by the Applicable Law, the Corporation’s corporate documents or other Applicable Law.

3.4 No member of the Board of Directors or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder. Subject to the Corporation’s decision and to all approvals legally required, each member of the Board of Directors or the Committee shall be indemnified and held harmless by the Corporation against any cost or expense (including counsel fees) reasonably incurred by him or her, or any liability (including any sum paid in settlement of a claim with the approval of the Corporation) arising out of any act or omission to act in connection with the Plan unless arising out of such member’s own willful misconduct or bad faith, to the fullest extent permitted by Applicable Law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Corporation’s corporate documents, any agreement, any vote of stockholders or disinterested directors, insurance policy or otherwise.

3.5 The interpretation and construction by the Administrator of any provision of the Plan or of any Award hereunder shall be final and conclusive. In the event that the Board appoints a Committee, the interpretation and construction by the Committee of any provision of the Plan or of any Award hereunder shall be conclusive unless otherwise determined by the Board of Directors. To avoid doubt, the Board of Directors may at any time exercise any powers of the Administrator, notwithstanding the fact that a Committee has been appointed.

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3.6 The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by Applicable Law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan, as further detailed in Section 14.2 below.

3.7 Without limiting the generality of the foregoing and subject to any Applicable Law, the Administrator may adopt special appendices and/or guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions, to comply with Applicable Laws, regulations, or accounting, listing or other rules with respect to such domestic or foreign jurisdictions.

3.8 To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 of the Exchange Act, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3 of the Exchange Act.

4. Eligible Participants.

4.1 No Award may be granted pursuant to the Plan to any person serving as a member of the Committee or to any other director or officer of the Corporation at the time of the grant, unless such grant is approved in the manner prescribed for the approval of compensation of directors and office holders under the Applicable Law.

4.2 Incentive Stock Options may be granted only to persons who are employees and may not be granted to directors or to consultants or service providers who are not employees. In the event of a Participant ceasing to be a U.S. Employee, an Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-statutory Stock Option three (3) months and one (1) day following such change of status.

4.3 Subject to the limitation set forth in Section 4.1 above and any restriction imposed by Applicable Law, Awards may be granted to any Service Provider of the Corporation or its Affiliates. The grant of an Award to a Participant hereunder shall neither entitle such Participant to receive an additional Award or participate in other incentive plans of the Corporation, nor disqualify such Participant from receiving an additional Award or participating in other incentive plans of the Corporation. Awards may differ in number of Shares covered thereby, the terms and conditions applying to them or on the Participant or in any other respect as determined by the Administrator.

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5. Reserved Shares.

5.1 Plan Reserve. Subject to adjustment as provided in Section 12, an aggregate of 15,000,000 Shares are reserved for issuance under this Plan, all of which may be issued pursuant to the exercise of Incentive Stock Options. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock. The aggregate number of Shares reserved under this Section 5.1 shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, that may be issuable under an Award as determined at the time of grant. Notwithstanding the foregoing, an Award that may be settled solely in cash shall not cause any depletion of the Plan’s Share reserve at the time such Award is granted.

5.2 Replenishment of Shares Under this Plan. To the extent (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis) or is settled in cash, (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award (except as described below), (iv) Shares are issued under any Award and the Corporation subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or (v) Shares are tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right or (vi) Shares are tendered or withheld to satisfy federal, state or local tax withholding obligations, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv), (v) or (vi) may not be issued pursuant to Incentive Stock Options.

6. Award Agreement.

6.1 The Board of Directors in its discretion may award to Participants Awards available under the Plan. Each Award granted pursuant to this Plan shall be evidenced by an Award Agreement which will be set forth the terms of the Award. The Award Agreement shall comply with and be subject to the following general terms and conditions and the provisions of this Plan, unless otherwise specifically provided in such Award Agreement or terms prescribed by Applicable Law. Award Agreements need not be in the same form and may differ in the terms and conditions included therein.

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6.2 The date of grant of each Award shall be the date specified by the Board of Directors at the time such award is made, or in the absence of such specification, the date of approval of the Award by the Board of Directors.

6.3 The Award Agreement shall state, inter alia, the number of Options or Shares, Restricted Stocks, Restricted Stock Units, or any applicable equity-based units covered thereby, the type of Option or Share-based or other grant awarded, the vesting schedule, the exercise price, if applicable and any special terms applying to such Award (if any), including the terms of any country-specific or other applicable Appendix, as determined by the Board of Directors.

6.4 A Participant shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Award Agreement evidencing the Award to the Corporation and has otherwise complied with the applicable terms and conditions of such Award.

7. Restricted Stocks.

7.1 Eligibility. Restricted Stocks may be issued to all Participants at any time, either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the eligible Participants to whom, and the time or times at which, grants of Restricted Stocks will be made, the number of Shares to be awarded, the purchase price (if any) to be paid by the Participant (subject to Section 7.2), the time or times at which such Awards may be subject to forfeiture (if any), the vesting schedule (if any) and rights to acceleration thereof, and all other terms and conditions of the Awards as shall be set forth in the Award Agreement. The Administrator may condition the grant or vesting of Restricted Stocks upon the attainment of specified performance targets or such other factors as the Administrator may determine, in its sole discretion. Unless otherwise determined by the Administrator, the Participant shall not be permitted to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, except by will or the laws of descent and distribution (in which case the transfer shall be subject to all restrictions then or thereafter applicable thereto) Restricted Stocks awarded and/or any Additional Rights thereunder under this Plan during a period set by the Administrator (if any) (the “Restriction Period”) commencing with the date of such Award, as set forth in the applicable Award Agreement.

7.2 Terms. The purchase price of Restricted Stocks shall be determined by the Administrator but shall not be less than as permitted under Applicable Law. Awards of Restricted Stocks must be accepted by executing an Award Agreement and by paying whatever price (if any) the Administrator has designated thereunder.

7.3 Legend. Each Participant receiving Restricted Stocks shall be issued a stock certificate in respect of such Restricted Stocks, unless the Administrator elects to use another system, such as book entries by the transfer agent, as evidencing ownership of Restricted Stocks. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award.

7.4 Custody. The Administrator may require that any share certificates evidencing such shares and/or Additional Rights be held in custody by the Corporation or any third party determined by the Corporation, until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stocks Award, the Participant shall have delivered a duly signed share transfer deed, endorsed in blank, relating to the Shares covered by such Award.

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7.5 Rights as Stockholder. Except as provided in this Section and Sections 7.3 and 7.4 above and as otherwise determined by the Administrator and set forth in the Award Agreement, the Participant shall have, with respect to the Restricted Stocks and/or, all of the rights of a holder of Shares including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of Restricted Stocks, the right to tender such shares.

7.6 Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stocks subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by Applicable Law. Notwithstanding the foregoing, actual certificates shall not be issued to the extent that book entry recordkeeping is used.

8. Restricted Stock Units and Other Equity-Based Awards.

8.1 Eligibility. Restricted Stock Units may be granted to all Participants at any time and from time to time as determined by the Administrator, either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the eligible Participants to whom, and the time or times at which, grants of Restricted Stock Units will be made, the number of Restricted Stock Units to be awarded, the number of Shares subject to the Restricted Stock Units, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards as shall be set forth in the Award Agreement. The Administrator may condition the grant or vesting of Restricted Stock Units upon the attainment of specified performance targets or such other factors as the Administrator may determine, in its sole discretion.

8.2 Vesting of Restricted Stock Units. Shares shall be issued to or for the benefit of Participant promptly following each vesting date determined by the Administrator, provided that Participant is still a Service Provider on the applicable vesting date. After each such vesting date, and subject to Section 18, the Corporation shall promptly cause to be issued for the benefit of Participant Shares with respect to Restricted Stock Units that became vested on such vesting date. It is clarified that no Stocks shall be issued pursuant to the Restricted Stock Units to Participant until the vesting criteria determined by the Administrator is met.

8.3 Terms. Prior to the actual issuance of any Shares, each Restricted Stock Unit will represent an unfunded and unsecured obligation of the Corporation, payable only from the general assets of the Corporation.

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8.4 Rights as Stockholder. A Participant holding Restricted Stock Units shall not be, nor have any of the rights or privileges of, a stockholder of the Corporation in respect of any Shares issuable upon the vesting of any part of the Restricted Stock Units unless and until such Shares shall have been issued by the Corporation to such Participant (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, unless otherwise provided herein.

8.5 Custody. The Administrator may require that any Restricted Stock Unit and/or Additional Rights thereunder be held in custody by the Corporation or any third party determined by the Corporation until the lapse of the vesting period thereof and the issuance of Shares.

8.6 Other Equity-Based Awards. Other equity-based awards (including, without limitation, performance share awards) may be granted either alone or in addition to or other Awards granted under the Plan to all eligible Participants pursuant to such terms and conditions as the Administrator may determine, including without limitation, in one or more appendix adopted by the Administrator and appended to this Plan.

9. Options.

9.1 Eligibility. Options may be issued to all Participants at any time, either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the eligible Participants to whom, and the time or times at which, grants of Options will be made, the number of shares to be subject to the Options, the exercise price to be paid by the Participant (subject to Section 9.2), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards as shall be set forth in the Award Agreement. The Administrator may condition the grant or vesting of Options upon the attainment of specified performance targets or such other factors as the Administrator may determine, in its sole discretion. Unless otherwise determined by the Administrator, the Participant shall not be permitted to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, except by will or the laws of descent and distribution (in which case the transfer shall be subject to all restrictions then or thereafter applicable thereto) Options awarded under this Plan.

9.2 Vesting. Options shall be exercisable pursuant to the terms of the Award Agreement and subject to the terms and conditions of the Plan and any applicable Appendix, as specified in the Award Agreement. The Administrator shall have the authority to determine the vesting schedule and accelerate the vesting of any outstanding Award at such time and under such circumstances as it, in its sole discretion, deems appropriate. Unless otherwise resolved by the Administrator and stated in the Award Agreement, and subject to Section 11 hereof, Options shall vest and become exercisable under the following schedule: twenty-five percent (25%) of the Shares covered by the Options, on the first anniversary of the vesting commencement date determined by the Administrator (and in the absence of such determination, of date on which such Options were granted), and six and one-quarter percent (6.25%) of the Shares covered by the Options at the end of each subsequent three-month period thereafter over the course of the following three (3) years; provided that the Participant remains continuously as a Service Provider of the Corporation or its Affiliates throughout such vesting dates. The Administrator may condition the vesting of Options upon the attainment of specified performance targets or such other factors as the Administrator may determine, in its sole discretion.

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9.3 Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following terms:

9.3.1.The Exercise Price of an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share at the time of grant of such Option; provided, however, that if at the time of grant of such Option, the Participant (together with persons whose share ownership is attributed to the Participant pursuant to Section 424(d) of the Code) is a Ten Percent Holder, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share at the time of grant of such Option.

9.3.2. In the case of a Non-statutory Stock Option, the per Share Exercise Price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant, or if granted to a person who at the time of grant is a Ten Percent Holder, the per Share Exercise Price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws.

9.3.3.Notwithstanding the foregoing, Options may be granted with a per Share Exercise Price other than as required above in accordance with and pursuant to a transaction described in Section 424 of the Code.

9.4 Manner of Exercise. An Option, or any part thereof, shall be exercisable by the Participant’s signing and returning to the Corporation at its principal office, a “Notice of Exercise” in such form and substance as may be prescribed by the Board of Directors from time to time, together with full payment for the Shares underlying such Option, and the execution and delivery of any other document required pursuant to the applicable Award Agreement.

9.5 Each payment for Shares under an Option shall be in respect of a whole number of Shares, shall be affected in (i) cash, or (ii) by check payable to the order of the Corporation, or (iii) if the Corporation’s shares are listed for trading on any securities exchange or over-the-counter market, and if the Administrator so determines, all or part of the exercise price and any withholding taxes may be paid by the delivery (on a form prescribed by the Corporation) of an irrevocable direction to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation or the Trustee, or (iv) if the Corporation’s shares are listed for trading on any securities exchange or over-the-counter market, and if the Administrator so determines, all or part of the exercise price and any withholding taxes may be paid by the delivery (on a form prescribed by the Corporation) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Corporation, as security for a loan, and to deliver all or part of the loan proceeds to the Corporation, or (v) such other method of payment acceptable to the Corporation as determined by the Administrator, and shall be accompanied by a notice stating the number of Shares being paid for thereby.

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9.6 Incentive Stock Option Limit. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Non-statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Corporation and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-statutory Stock Options. For purposes of this Section, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

9.7 Rights as Stockholder. Until the Shares are issued (as evidenced by the appropriate entry in the share register of the Corporation or of a duly authorized transfer agent of the Corporation) a Participant shall have no right to vote or right to receive dividends or any other rights as a stockholder shall exist with respect to such Shares, notwithstanding the exercise of the Option. Subject to Section 18, The Corporation shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan. No Shares shall be issued until payment has been made or provided for, as provided herein.

9.8 Restrictions. The Administrator may designate certain periods, at its reasonable discretion, with respect to all or certain groups of Participants and/or with respect to certain types of Awards, during which the vesting and/or exercise of Options and/or sale of Shares thereunder shall be restricted or prohibited, including without limitation, in order to comply with Applicable Laws in any relevant jurisdiction and/or rules of any exchange on which the Corporation’s shares are traded. During such blackout periods, Participants will not be able to exercise the Options and/or receive and/or sell the Shares held by or on behalf of the Participants and the Corporation shall not bear any liability to Participants for any claim, loss or liability that may result from such restrictions.

9.9 Custody. The Administrator may require that any Option and any Share issued thereunder, and any Additional Rights be held in custody by the Corporation or any third party determined by the Corporation.

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9.10 The Corporation may require that each notice of exercise shall, unless the Shares are covered by a then current registration statement under the Securities Act, contain the holder’s acknowledgment in form and substance satisfactory to the Corporation that (i) such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Corporation, may be made without violating the registration provisions of the Securities Act), (ii) the holder has been advised and understands that (1) the shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (2) the Corporation is under no obligation to register the shares under the Securities Act or to take any action which would make available to the holder any exemption from such registration, and (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws.

10. Stock Appreciation Rights.

10.1 Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (e) the terms and conditions of exercise or maturity, including vesting; (f) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (g) whether the SAR will be settled in cash, Shares or a combination thereof

11. Termination of Relationship as Service Provider.

11.1 Effect of Termination; Exercise after Termination. Any unvested Awards as of the Date of Termination shall terminate effective as of the Date of Termination, and the Shares covered by the unvested portion of the Award shall revert to the Plan. Unless otherwise determined by the Administrator, if a Participant ceases to be a Service Provider, such Participant may exercise its outstanding Options within such period of time as is specified in the Award Agreement or the Plan to the extent that the Options are vested on the Date of Termination (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). If, after termination, the Participant does not exercise the vested Options within the time specified in the Award Agreement or the Plan, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. In the absence of a provision specifying otherwise in the relevant Award Agreement or unless otherwise resolved by the Administrator, then:

(a) In the event that the Participant ceases to be a Service Provider for any reason other than termination for Cause, or as a result of Participant’s death or Disability, then the vested Options shall remain exercisable until the earlier of (i) a period of three (3) months from the Date of Termination; or (ii) expiration of the term of the Option as set forth in Section 15.

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(b) In the event that the Participant ceases to be a Service Provider as a result of Participant’s Disability or death, then the vested Options shall remain exercisable until the earlier of: (i) a period of twelve (12) months from the Date of Termination; or (ii) expiration of the term of the Option as set forth in Section 15.

(c)In the event that the Participant ceases to be a Service Provider for Cause, then all Options will terminate immediately upon the date of such termination for Cause, such that the unvested portion of the Awards will not vest, and the vested portion of the Awards will no longer be exercisable (if applicable), unless otherwise determined by the Administrator. In addition, any Shares issued upon exercise or (if applicable) vesting of Awards including any Additional Rights thereunder, whether held by the Participant or in custody for the Participant’s benefit, shall be deemed to be irrevocably offered for sale to the Corporation, any of its Affiliates or any person designated by the Corporation to purchase, at the Corporation’s election and subject to Applicable Law, either for no consideration, for the par value of such Shares or against payment of the exercise price paid with respect to such Shares upon their issuance, as the Administrator deems fit, upon written notice to the Participant at any time after the Participant’s termination of employment or service. Such Shares or other securities shall be sold and transferred within 30 days from the date of the Corporation’s notice of its election to exercise its right. If the Participant fails to transfer such Shares or other securities to the Corporation, the Corporation shall be entitled to forfeit or repurchase such Shares and to authorize any person to execute on behalf of the Participant any document necessary to effect such transfer, whether or not the share certificates are surrendered and take any other action necessary in order to achieve such results, all as shall be determined by the Administrator, at its sole and absolute discretion, and the Participant is deemed to irrevocably empower the Corporation or any person which may be designated by it to take any action by, in the name of or on behalf of the Participant to comply with and give effect to such actions.

(d) All Restricted Stocks still subject to restriction under the applicable Restriction Period as of the Date of Termination, as set forth in the Award Agreement, shall be forfeited or otherwise subject to repurchase by the Corporation as of the Date of Termination in consideration for the par-value or the purchase price of such Shares, as applicable, notwithstanding the circumstances of such termination of engagement.

(e) All Restricted Stock Units shall cease vesting immediately upon the Date of Termination, and the unvested Restricted Stock Units awarded to the Participant shall be forfeited, notwithstanding the circumstances of such termination of engagement.

(f) Any Incentive Stock Option that is not exercised within ninety (90) days following termination of the Participant’s employment by the Corporation or any of its Parents or Subsidiaries, or within twelve (12) months in case of termination of Participant’s employment by the Corporation or any of its Parents or Subsidiaries due to a disability (within the meaning of section 22(e)(3) of the Code), shall be treated for tax purposes as a Non-statutory Stock Option.

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11.2 Date of Termination. For purposes of the Plan and any Award or Award Agreement, and unless otherwise set forth in the relevant Award Agreement, the “Date of Termination” (whether for Cause or otherwise) shall be the effective date of termination of the Participant’s employment or engagement as a Service Provider. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Corporation is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-statutory Stock Option.

11.3 Leave of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder shall be suspended during any unpaid leave of absence (except, for the avoidance of doubt, periods of legally protected leave of absence pursuant to Applicable Law).

11.4 Change of Status. A Service Provider shall not cease to be considered as such in the case of any (i) leave of absence either approved by the Corporation or its Affiliates, provided that such leave of absence was approved by entity for which the Service Provider is engaged with, or pursuant to Applicable Law, or (ii) transfers between locations of the Corporation and/or its Affiliates or between the Corporation, and its parent, subsidiary, Affiliate, or any successor thereof; or (iii) changes in status (employee to director, employee to consultant, etc.), although such change may affect the specific terms applying to the Service Provider’s Award, provided, in case of the foregoing clauses (ii) and (iii) above, that the Participant has remained continuously employed by and/or in the service of the Corporation and its Affiliates since the date of grant of the Award and throughout the vesting period.

11.5 Extension of Exercise Period. The Administrator may, on such terms and conditions as it may determine appropriate, extend the periods for which Awards held by any Participant may continue to vest and be exercisable; it being clarified that such Awards may lose their entitlement to certain tax benefits under Applicable Law as a result of such modification.

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12. Adjustments.

Upon the occurrence of any of the following described events, a Participant’s rights to purchase Shares under the Plan shall be adjusted as hereinafter provided:

12.1 Changes in Capitalization. Subject to any required action by the stockholders of the Corporation, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Award have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a share split, reverse share split, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation. For such purpose, the conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board of Directors at its sole discretion, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

12.2 Change in Controls. In the event of a Change in Control, the outstanding (including the unexercised, vested, unvested or restricted) portion of each outstanding Award shall be assumed or substituted with an equivalent Award or the right to receive Consideration by the acquiring or successor corporation or an affiliate thereof, as shall be determined by such entity, subject to the terms hereof. In the event that the successor corporation or any affiliate thereof does not provide for such an assumption, and/or substitution of outstanding Awards and/or the provision of Consideration for outstanding Awards (or any portion of outstanding Awards thereof), then unless determined otherwise with respect to a specific outstanding Award, the Administrator shall have sole and absolute discretion to determine the effect of the Change in Control on the portion of Awards outstanding immediately prior to the effective time of the Change in Control, which may include any one or more of the following, whether in a manner equitable or not among individual Participants or groups of Participants: (i) that all or a portion of the outstanding Awards shall become exercisable in full on a date no later than ten (10) business days prior to the date of consummation of the Change in Control, or on another date and/or dates or at an event and/or events as the Administrator shall determine at its sole and absolute discretion, provided that unless otherwise determined by the Administrator, the exercise and/or vesting of all Awards that otherwise would not have been exercisable and/or vested in the absence of a Change in Control, shall be contingent upon the actual consummation of the Change in Control and that any or all such Awards that are not exercised at least two (2) business days prior to the consummation of the Change in Control shall be cancelled upon or immediately prior to the closing of the Change in Control; and/or (ii) that all or a portion or certain categories of the outstanding Awards shall be cancelled upon the actual consummation of the Change in Control, and instead the holders thereof will receive Consideration, or no consideration, in the amount and under the terms determined by the Administrator at it sole and absolute discretion; and/or (iii) that an adjustment or interpretation of the terms of the Awards shall be made in order to facilitate the Change in Control and/or otherwise as required in context of the Change in Control.

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12.3 In the event that the Board approves a Change in Control effected by way of a forced or compulsory sale then, without derogating from such provisions and in addition thereto, the Participant shall be obligated, and shall be deemed to have agreed to the offer to effect the Change in Control on the terms approved by the Board, and shall sell all of the Shares held by the Participant on the terms and conditions applying to the holders of Shares, in accordance with the instructions then issued by the Board. No Participant shall contest, bring any claims or demands, or exercise any appraisal rights related to any of the foregoing. Each Participant shall execute (and authorizes any person designated by the Corporation to so execute) such documents and agreements, as may be requested by the Corporation for the purpose of implementing this Section.

12.4 Except to the extent the Participant has in effect an employment or similar agreement with the Corporation or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, in the event that the Corporation’s legal counsel or accounting advisor determines that any payment, benefit or transfer by the Corporation under this Plan or any other plan, agreement, or arrangement to or for the benefit of the Participant (in the aggregate, the “Total Payments”) would be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this subsection 12.4, then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (i) in full or (ii) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of clause (i) or (ii) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax). In the event that clause (ii) results in a greater after-tax benefit to the Participants, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (A) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (B) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (C) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).

12.5 Liquidation. In the event of Liquidation, the Administrator shall have sole and absolute discretion to determine the effect of the Liquidation on the outstanding unexercised, unvested or restricted portion of Awards, which may include the acceleration or cancelation of all or a portion of the unexercised, unvested or restricted portion of the outstanding Awards.

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12.6 Cancelation of Awards. In the event that the Board of Directors determines in good faith that, in the context of a Change in Control or Liquidation, certain Awards have no monetary value and thus do not entitle the holders of such Awards to any consideration under the terms of the Change in Control or Liquidation, the Board of Directors may determine that such Awards shall terminate effective as of the effective date of the Change in Control or upon determination of the Board of Directors in the event of Liquidation. Without limiting the generality of the foregoing, the Board of Directors may provide for the termination of any Award, effective as of the effective date of the Change in Control or Liquidation, that has an exercise price that is greater than the per Share Fair Market Value at the time of such Change in Control or Liquidation, without any consideration to the holder thereof.

12.7 Administrator’s Authority. It is the intention that the Administrator’s authority to make determinations, adjustments and clarifications in connection with the treatment of Awards shall be interpreted as widely as possible, to allow the Administrator maximal power and flexibility to interpret and implement the provisions of the Plan in the event of a recapitalization, Change in Control or Liquidation, provided that the Administrator shall determine in good faith that a Participant’s vested rights are not thereby adversely affected without the Participant’s express written consent. Without derogating from the generality of the foregoing, the Administrator shall have the authority, at its sole discretion, to change the vesting schedule of Awards, accelerate Awards, and determine that the treatment of Awards, whether vested or unvested, in a Change in Control or Liquidation may differ among individual Participants or groups of Participants, provided that the overall economic impact of the different approaches determined by the Administrator shall be substantively equivalent as of the date of the closing of the Change in Control or the effective date of Liquidation.

13. Non-Transferability of Awards and Shares.

13.1 Unless otherwise explicitly approved by the Administrator or as permitted by Rule 701 of the Securities Act., no Award may be assigned, transferred, pledged or mortgaged, other than by will or by the laws of descent and distribution or unless otherwise required under Applicable Law, and during the Participant’s lifetime an Award may be exercised and the Shares subject to the Award may be purchased only by such Participant and any transfer of an Award not permitted hereunder shall be null and void and shall not confer upon any party or person, other than the Participant, any rights. In the event of any transfer of an Award permitted hereunder, the terms of such Award, this Plan and any applicable Award Agreement shall be binding upon the beneficiaries, executors, administrators, heirs and successors of such Participant.

13.2 The transfer of Shares to be issued upon the exercise of the Options shall be limited as set forth in the Plan including, without limitation, pursuant to Section 19.3 and as may be described in the Award Agreement.

13.3 Restricted Stocks may not be assigned, transferred, pledged or mortgaged, other than by will or laws of descent and distribution, prior to the date on which the date on which any applicable restriction, performance or deferred period lapses. Shares for which full payment has not been made, may not be assigned, transferred, pledged or mortgaged, other than by will or laws of descent and distribution.

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13.4 For avoidance of doubt, the foregoing shall not be deemed to restrict the transfer of a Participant’s rights in respect of Awards or Shares (including Restricted Stocks) purchasable pursuant to the exercise thereof upon the death of such Participant to such Participant’s estate or other successors by operation of law or will, whose rights therein shall be governed by Section 11.1(b) hereof, and as may otherwise be determined by the Administrator, or as otherwise required under Applicable Law.

14. Term and Amendment of the Plan.

14.1 The Plan shall expire on the date which is ten (10) years from the date of its adoption by the Board of Directors (except as to Awards outstanding on that date). Awards may be granted at any time after this Plan has been adopted by the Board and the shares reserved for the Plan effectively created, but not later than the date that is ten (10) years from the date of adoption of the Plan by the Board.

14.2 Notwithstanding any other provision of the Plan, the Administrator may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Corporation may comply with any regulatory requirement), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, except (i) to correct obvious drafting errors or as otherwise required by law or (ii) as specifically provided herein, the rights of a Participant with respect to vested Awards granted prior to such amendment, suspension or termination, may not be reduced without the consent of such Participant. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but except (i) to correct obvious drafting errors or as otherwise required by law or applicable accounting rules, or (ii) as specifically provided herein, no such amendment or other action by the Administrator shall reduce the rights of any Participant with respect to vested Awards without the Participant’s consent.

14.3 To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement, or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15. Term of Option.

Unless otherwise explicitly provided in an Award Agreement, if any Option, or any part thereof, has not been exercised and the Shares covered thereby not paid for within ten (10) years after the date on which the Option was granted, as set forth in the Award Agreement (or any other period set forth in the instrument granting such Option pursuant to Section 9), such Option, or such part thereof, and the right to acquire such Shares shall terminate, all interests and rights of the Participant in and to the same shall expire, and, in the event that in connection therewith any Shares are held in trust as aforesaid, such trust shall expire.

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16. Continuance of Engagement.

Neither the Plan nor any grant of Shares or Awards to a Participant shall impose any obligation on the Corporation or any related corporation thereof, to continue the employment or engagement of any Participant as a Service Provider, and nothing in the Plan or in any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve as a Service Provider of the Corporation or a related corporation thereof or restrict the right of the Corporation or a related corporation thereof to terminate such employment or engagement at any time.

17. Application of Funds.

The proceeds received by the Corporation from the sale of Shares pursuant to Awards granted under the Plan will be used for general corporate purposes of the Corporation or any related corporation thereof. This Plan is unfunded and does not create, and should not be construed to create a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Corporation and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Corporation’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Corporation or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

18. Taxes.

18.1 Any tax consequences and any other mandatory payments arising from the grant, or vesting or exercising of any Award, from the payment for Shares covered thereby, or from any other event or act (of the Corporation, and/or its Affiliates, or the Participant), hereunder, shall be borne solely by the Participant. The Corporation and/or its Affiliates shall withhold taxes according to the requirements under the Applicable Laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Corporation and/or its Affiliates and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Corporation or any of its Affiliates may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to Awards granted under the Plan and the exercise thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount (or Shares issuable) then or thereafter to be provided to the Participant, including by deducting any such amount from a Participant’s salary or other amounts payable to the Participant, to the maximum extent permitted under law and/or (ii) requiring the Participant to pay to the Corporation or any of its Affiliates the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Shares and/or (iii) by causing the exercise and sale of any Awards or Shares held by on behalf of the Participant to cover such liability, up to the amount required to satisfy the statutory withholding requirements. In addition, the Participant will be required to pay any amount due in excess of the tax withheld and transferred to the tax authorities, pursuant to applicable tax laws, regulations and rules.

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18.2 Notwithstanding any provisions of this Plan to the contrary, the Corporation does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Corporation or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award. The Corporation and its Affiliates do not undertake or assume any liability or responsibility to the effect that any award shall qualify with any particular tax regime or rules applying to particular tax treatment or tax advantage of any type and the Corporation and its Affiliates shall bear no liability in connection with the manner in which any award is treated for tax purposes, regardless of whether the Award was granted or intended to qualify under any particular tax regime or treatment. The Corporation and its Affiliates do not undertake and shall not be required to take any action in order to qualify any Award with the requirements of any particular tax treatment and no indication in any documents to the effect that any Award is intended to qualify for any tax treatment shall imply such undertaking. Moreover, no assurance is made by the Corporation or any of its Affiliates that any particular tax treatment on the date of grant will continue to exist or that the Award would qualify at the time of exercise or disposition thereof with any particular tax treatment. The Corporation and its Affiliates shall not have any liability or obligation of any nature in the event that an Award does not qualify for any particular tax treatment, regardless whether the Corporation could have or should have taken any action to cause such qualification to be met.

18.3 In the event a Participant obtains knowledge of any tax authority inquiry, audit, assertion, determination, investigation, or question relating in any manner to the Awards granted hereunder and/or Shares and/or Additional Rights issued thereunder the Participant shall immediately notify the Corporation in writing and shall continuously inform the Corporation of any developments, proceedings, discussions and negotiations relating to such matter, and shall allow the Corporation and its representatives to participate in any proceedings and discussions concerning such matters and shall provide to the Corporation any information or document relating to any matter hereof, which the Corporation, in its discretion, requires.

18.4 The receipt of an Award and/or the acquisition of Shares issued upon the exercise of the Awards may result in tax consequences. The description of tax consequences set forth in the Plan or any Appendix hereto does not purport to be complete, up to date or to take into account any special circumstances relating to a Participant.

18.5 THE PARTICIPANT IS ADVISED TO CONSULT WITH A TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING ANY AWARD IN LIGHT OF HIS OR HER PARTICULAR CIRCUMSTANCES. THE CORPORATION DOES NOT ASSUME ANY RESPONSIBILITY TO ADVISE THE PARTICIPANT ON SUCH MATTERS, WHICH SHALL REMAIN SOLELY THE RESPONSIBILITY OF THE PARTICIPANT.

19. Conditions Upon Issuance of Shares.

19.1 Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or with respect to any other Award unless the exercise of such Option or grant of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Corporation with respect to such compliance. The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.2 Investment Representations. As a condition to the exercise of an Option or receipt of an Award, the Administrator may require the person exercising such Option or receiving such Award to represent and warrant at the time of any such exercise or the time of receipt of the Award that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, and make other representations as may be required under applicable securities laws if, in the opinion of counsel for the Corporation, such representations are required, all in form and content specified by the Administrator.

19.3 Provisions Governing Shares. Any Shares issued pursuant to an Award shall be subject to this Plan and shall be subject to the Corporate Charter, any limitation, restriction or obligation included in any stockholders agreement applicable to all or substantially all of the holders of shares (regardless of whether or not the Participant is a formal party to such stockholders agreement), any other governing documents of the Corporation, all policies, manuals and internal regulations adopted by the Corporation from time to time, as may be amended from time to time, including any provisions included therein concerning restrictions or limitations on disposition of Shares or grant of any rights with respect thereto, forced sale and bring along/drag along provisions, any provisions concerning restrictions on the use of inside information and other provisions deemed by the Corporation to be appropriate in order to ensure compliance with Applicable Law. Each Participant shall execute such separate agreement(s) as may be requested by the Corporation relating to matters set forth in or otherwise for the purpose of implementing this Section. The Participant may be required to execute such separate agreement(s) as a condition to the exercise of any Award or the issuance of any Share.

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20. Right as a Stockholder.

Subject to Section 7.5, a Participant shall have no rights as a stockholder of the Corporation with respect to any Shares covered by an Award until the Participant shall have exercised the Award, paid the exercise price therefor and becomes the record holder of the subject Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in shares or other securities, cash or other property, or rights, or any combination thereof) or distribution of other rights for which the record date is prior to the date on which the Participant becomes the record holder of the Shares covered by an Award, except as provided in Section 12 hereof. Any and all voting rights attached to such Shares shall be subject to Section 20, and the Participant shall be entitled to receive dividends distributed with respect to such Shares, subject to the provisions of the Corporate Charter and subject to any Applicable Law.

21. Information to Participants.

Beginning on the earlier of (i) the date that the aggregate number of Participants under this Plan is five hundred (500) or more and the Corporation is relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act and (ii) the date that the Corporation is required to deliver information to Participants pursuant to Rule 701 under the Securities Act, and until such time as the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, is no longer relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act, or is no longer required to deliver information to Participants pursuant to Rule 701 under the Securities Act, the Corporation will make available to each Participant the information described in paragraphs (e)(3), (4), and (5) of Rule 701 under the Securities Act.

22. Stockholders’ Approval

This Plan shall be subject to approval by the stockholders of the Corporation within twelve (12) months after the date this Plan is adopted. Such stockholders’ approval shall be obtained in the degree and manner required under Applicable Laws. In the event the Corporation fails to obtain stockholder approval of this Plan within twelve (12) months from its adoption date, all Options granted under this Plan designated as Incentive Stock Options shall become Non-statutory Stock Options.

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23. Miscellaneous.

23.1 Data Privacy; Data Transfer. Information related to Participant and Awards hereunder, as shall be received from Participant or others, and/or held by, the Corporation or its Affiliates from time to time, and which information may include sensitive and personal information related to Participant (“Information”), will be used by the Corporation or its Affiliates (or third parties appointed by any of them) to comply with any applicable legal requirement, or for administration of the Plan as they deems necessary or advisable, or for the respective business purposes of the Corporation or its Affiliates. The Corporation and its Affiliates shall be entitled to transfer the Information among the Corporation or its Affiliates, and to third parties for the purposes set forth above, which may include persons located abroad (including, any person administering the Plan or providing services in respect of the Plan or in order to comply with legal requirements, their respective officers, directors, employees and representatives, and the respective successors and assigns of any of the foregoing), and any person so receiving Information shall be entitled to transfer it for the purposes set forth above. The Corporation shall use commercially reasonable efforts to ensure that the transfer of such Information shall be limited to the reasonable and necessary scope. By receiving an Award hereunder, Participant acknowledges and agrees that the Information is provided at Participant’s free will and Participant consents to the storage and transfer of the Information as set forth above.

23.2 Governing Law. This Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Nevada, except with respect to matters that are subject to tax laws, regulations and rules of any specific jurisdiction, which shall be governed by the respective laws, regulations and rules of such jurisdiction. The competent courts located in the state of State of Nevad shall have exclusive jurisdiction over any dispute arising out of or in connection with this Plan and any Award granted hereunder. By signing any Award Agreement or any other agreement relating to an Award, each Participant irrevocably submits to such exclusive jurisdiction.

23.3 Non-Exclusivity of the Plan. The adoption of this Plan shall not be construed as creating any limitations on the power or authority of the Corporation to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Corporation may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Corporation or any Affiliate now has lawfully put into effect.

23.4 Survival. The Participant shall be bound by and the Shares issued upon exercise or (if applicable) the vesting of any Awards granted hereunder shall remain subject to this Plan after the exercise or (if applicable) the vesting of Awards, in accordance with the terms of this Plan, whether or not the Participant is then or at any time thereafter employed or engaged by the Corporation or any of its Affiliates

23.5 Fractional Shares. No fractional Share shall be issuable upon exercise or vesting of any Award and the number of Shares to be issued shall be rounded down to the nearest whole Share, with any Share remaining at the last vesting date due to such rounding to be issued upon exercise at such last vesting date.

23.6 Severability. If any provision of this Plan, any Award Agreement or any other agreement entered into in connection with an Award shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction. In addition, if any particular provision contained in this Plan, any Award Agreement or any other agreement entered into in connection with an Award shall for any reason be held to be excessively broad as to duration, geographic scope, activity or subject, it shall be construed by limiting and reducing such provision as to such characteristic so that the provision is enforceable to fullest extent compatible with Applicable Law as it shall then appear.

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